EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		February 1, 2004 to February 29, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 153,487,758
Monthly Profit (Loss):	$ (6,445,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and Chief Financial Officer
Signature	/s/Lester D. Sears
Date	March 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		February 1, 2004 to February 29, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 129,783

Cost of sales	111,823
Gross profit	17,960

Selling and administrative expenses
Selling expense	3,938
Warehousing and shipping	6,133
Advertising	410
Division administrative expense	959
MIS expense	1,508
Corporate administrative expense	1,323
Total selling and administrative expense	14,271

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	3,689

Interest expense
Interest expense - outside	5,789
Capitalized interest expense	-
Interest expense - intercompany	185
Interest income	-
Interest income - intercompany	-
Net interest expense	5,974

Other expense
Miscellaneous	1,138
Royalties - intercompany	3,700
Transaction gain/loss	-
Total other expense	4,838

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	8
Miscellaneous	11
Total other income	19
Net other expense	4,819

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(7,104)

Chapter 11 reorganization expenses	2,132

Income taxes (benefit)	(2,791)

Income (loss) before extraordinary item	(6,445)

Extraordinary item - net of taxes	-

Net income (loss)	$ (6,445)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		February 1, 2004 to February 29, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ 445,000
Short-term investments	-	DIP Credit Agreement	118,517
Accounts receivable, net	259,327	Second Lien Facility	165,000
Total inventories	370,550	Accrued interest payable	605
Prepaid & other current assets	28,624	Accounts payable - trade	45,745
Total current assets	658,501	Accounts payable - intercompany	160,266
		Other payables and accrued liabilities	103,787
		Deferred income taxes	84,136
		Pension and other liabilities	142,741
Total investments & other assets	128,701	Total liabilities not subject to compromise	1,265,797

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	591,249	Deferred financing fees	(6,916)
		Accrued interest payable on Senior Notes	36,130
		Accounts payable	27,722
		Other payables and accrued liabilities	8,238
		Pension and other liabilities	18,965
		Total liabilities subject to compromise	1,084,139

		Total Liabilities	2,349,936

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	(2,131)
		Retained earnings (deficit)	(740,900)
		Minimum pension liability adjustment	(101,921)
		Other adjustments	(3,487)
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	(971,485)
TOTAL ASSETS	$ 1,378,451	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$1,378,451

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		February 1, 2004 to February 29, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ (6,445)
Restructuring
Equity adjustments	1,939
Non-cash items
Depreciation and amortization expense	4,942
Working Capital Changes
Decrease / (increase) -- accounts receivable	(28,257)
Decrease / (increase) -- inventories	(5,978)
Decrease / (increase) -- other current assets	5,056
Decrease / (increase) -- other noncurrent assets	1,640
Increase (decrease) -- accounts payable (trade)	(5,347)
Increase (decrease) -- accounts payable (intercompany)	4,364
Increase (decrease) -- accrued liabilities	(6,884)
Increase (decrease) -- accrued interest payable	209
Increase (decrease) -- pension and other liabilities	1,810
Increase (decrease) -- deferred federal income tax	81
Total Cash Flows from Operations	$ (32,870)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(1,114)
Transfers	503
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ (611)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	31,500
Total Cash Flows from Financing	$ 31,500

Beginning Cash Balance	1,981
Change in Cash	(1,981)
Ending Cash Balance	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		February 1, 2004 to February 29, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ 32,602,596
Federal
Payroll taxes withheld	5,878,487	34,427	02/02/04
		1,123,786	02/05/04
		1,387,294	02/12/04
Employer payroll tax contributions incurred	2,577,216	1,910,393	02/13/04
		1,347,104	02/19/04
		1,428,598	02/26/04
		1,055,996	02/27/04

Total Federal Taxes (1)	$ 8,455,703	$ 8,287,598
State and Local
Payroll taxes withheld
Alabama SIT	420,551	412,591	02/17/04
Arkansas SIT	2,343	1,009	02/16/04
California SIT	3,250	4,008	02/18/04
Georgia SIT	138,672	107,489	02/17/04
Illinois SIT	913	1,148	02/18/04
Indiana SIT	12,430	17,091	02/17/04
Louisiana SIT	3,200	2,971	02/18/04
Maine SIT	35,394	37,601	02/25/04
Minnesota SIT	3,983	3,977	02/18/04
Missouri SIT	2,141	406	02/16/04
New York SIT	112,560	112,323	02/18/04
North Carolina SIT	302,285	300,979	02/25/04
Pennsylvania SIT	514	163	02/16/04
Rhode Island SIT	377	144	02/16/04
South Carolina SIT	253,857	253,857	02/25/04
Virginia SIT	40,663	39,138	02/25/04
Delaware Co IN	372	-
Hamilton Co IN	101	-
Henry Co IN	1,066	-
Johnson Co IN	67	-
Madison Co IN	1,700	-
Marion Co IN	35	-
Washington Co IN	267	-
Randolph Co IN	95	-
Yonkers NY	16	16	02/18/04
New York City	27,413	27,455	02/18/04
Opelika AL	6,662	-

Total Payroll taxes	1,370,927	1,322,366

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		February 1, 2004 to February 29, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Employer payroll tax contributions incurred
Alabama SUTA	325,609	-
Arkansas SUTA	464	-
Florida SUTA	70,778	-
Georgia SUTA	61,546	-
Indiana SUTA	13,837	-
Louisiana SUTA	6,113	-
Maine SUTA	9,484	-
Minnesota SUTA	263	-
Nevada SUTA	6,886	-
New York SUTA	18,427	-
North Carolina SUTA	201,879	-
South Carolina SUTA	181,942	-
Virginia SUTA	31,928	-
Washington SUTA	1,068	-

Total Employer payroll tax contributions	930,224	-

Gross taxable amount for sales and use	6,009,495
Sales & Use taxes collected
Abbeville, AL	2,112	2,112	02/20/04
Alabama City/County (Greenville, Butler County, Chambers County)	21,822	21,822	02/20/04
Alabama Regulation A	14,599	14,599	02/20/04
Alabama Sales	3,073	3,073	02/20/04
Alabama Use	60,138	60,138	02/20/04
Alatax (Opelika, Valley, Henry Co, Lee Co)	8,907	8,907	02/20/04
Florida	10,152	10,152	02/20/04
Georgia	32,300	32,300	02/20/04
Indiana (Daleville)	8	8	02/26/04
Indiana (Middletown)	7,074	7,074	02/20/04
Louisiana	165	165	02/20/04
New York	13,615	13,615	02/20/04
North Carolina	30,274	30,274	02/10/04
North Carolina	23,864	23,864	02/25/04
Red River Parish, Louisiana	205	205	02/20/04
South Carolina	24,226	24,226	02/20/04
Virginia Use	1,951	1,951	02/20/04

Total Sales & Use taxes paid	254,485	254,485
Property taxes		40,139
Other taxes		58,351

Total State and Local (1)	2,555,636	1,675,341

Total Taxes	$ 11,011,339	$ 9,962,939

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		February 1, 2004 to February 29, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 3,251,500
Monthly Profit (Loss):	$ 3,438,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	March 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		February 1, 2004 to February 29, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 4,641

Cost of sales	2,864
Gross profit	1,777

Selling and administrative expenses
Selling expense	3
Warehousing and shipping	215
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170
Total selling and administrative expense	388

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	1,389

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	278
Net interest expense	(278)

Other expense
Miscellaneous	-
Royalties - intercompany	380
Transaction gain/loss	(190)
Total other expense	190

Other income
Royalties - intercompany	3,816
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	3,816
Net other expense	(3,626)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	5,293

Chapter 11 reorganization expenses	-

Income taxes (benefit)	1,855

Income (loss) before extraordinary item	3,438

Extraordinary item - net of taxes	-

Net income (loss)	$ 3,438

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		February 1, 2004 to February 29, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 29	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	-	Accrued interest payable	-
Total inventories	6,701	Accounts payable - trade	889
Prepaid & other current assets	-	Accounts payable - intercompany	7,892
Total current assets	6,730	Other payables and accrued liabilities	10,024
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	124,052	Total liabilities not subject to compromise	18,805

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	12,600	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,396
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,396

		Total Liabilities	20,201

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	56,621
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	123,181
TOTAL ASSETS	$ 143,382	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 143,382

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		February 1, 2004 to February 29, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ 3,438
Non-cash items
Depreciation and amortization expense	124
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	(1,497)
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	28
Increase (decrease) -- accounts payable (intercompany)	(4,378)
Increase (decrease) -- accrued liabilities	2,678
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ 393

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(64)
Transfers	(503)
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ (567)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	$ 203
Change in Cash	(174)
Ending Cash Balance	$ 29

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		February 1, 2004 to February 29, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ -	-
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes (1)	$ -	-
State and Local
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred
Nevada	-	-

Gross taxable sales	72,420	-
Sales & Use taxes collected
Maine	3,621	3,621	02/17/04
Property taxes		-
Other taxes		138
Total State and Local (1)	3,621	3,759
Total Taxes	$ 3,621	$ 3,759

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		February 1, 2004 to February 29, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ -
Monthly Profit (Loss):	$ -

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	March 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		February 1, 2004 to February 29, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ -

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-
Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		February 1, 2004 to February 29, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,738	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	11	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	113,446
TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		February 1, 2004 to February 29, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ -
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ -

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	-
Change in Cash	-
Ending Cash Balance	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		February 1, 2004 to February 29, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ -	$ -
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes	-	-
State and Local
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	-
Total State and Local	-	-
Total Taxes	$ -	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		February 1, 2004 to February 29, 2004

Monthly Operating Report
Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 1,893
Monthly Profit (Loss):	$ 170,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	March 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		February 1, 2004 to February 29, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ -

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	2
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	2

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(2)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	59
Net interest expense	(59)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	205
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	205
Net other expense	(205)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	262

Chapter 11 reorganization expenses	-

Income taxes (benefit)	92

Income (loss) before extraordinary item	170

Extraordinary item - net of taxes	-

Net income (loss)	$ 170

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		February 1, 2004 to February 29, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 30	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	15,575	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	15,605	Other payables and accrued liabilities	360
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	360

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	360

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	15,243
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	15,245
TOTAL ASSETS	$ 15,605	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 15,605

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		February 1, 2004 to February 29, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ 170
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(252)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	91
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ 9

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	21
Change in Cash	9
Ending Cash Balance	$ 30

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		February 1, 2004 to February 29, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ -	$ -
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes (1)	-	-
State and Local
Payroll taxes withheld	$ -	-
Employer payroll tax contributions incurred
Nevada	-	-
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	-

Total State and Local (1)	-	-

Total Taxes	$ -	$ -

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		February 1, 2004 to February 29, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 4,309,908
Monthly Profit (Loss):	$ (315,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	March 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		February 1, 2004 to February 29, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 6,108

Cost of sales	3,651
Gross profit	2,457

Selling and administrative expenses
Selling expense	1,925
Warehousing and shipping	195
Advertising	211
Division administrative expense	298
MIS expense	56
Corporate administrative expense	82
Total selling and administrative expense	2,767

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(310)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	173
Interest income	-
Interest income - intercompany	-
Net interest expense	173

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(483)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(168)

Income (loss) before extraordinary item	(315)

Extraordinary item - net of taxes	-

Net income (loss)	$ (315)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		February 1, 2004 to February 29, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 1,235	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	134	Long-term debt classified as current	-
Accounts receivable - intercompany	2,603	Accrued interest payable	-
Total inventories	21,160	Accounts payable - trade	477
Prepaid & other current assets	736	Accounts payable - intercompany	-
Total current assets	25,868	Other payables and accrued liabilities	1,910
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	2,387

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	3,121	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,673
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,673

		Total Liabilities	4,060

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	8,973
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	24,929
TOTAL ASSETS	$ 28,989	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 28,989

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		February 1, 2004 to February 29, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ (315)
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	55
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	95
Decrease / (increase) -- accounts receivable (intercompany)	277
Decrease / (increase) -- inventories	(207)
Decrease / (increase) -- other current assets	(36)
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	(366)
Increase (decrease) -- accounts payable (intercompany)	(64)
Increase (decrease) -- accrued liabilities	421
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	(14)
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ (154)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	44
Total Cash Flows from Investing	$ 44

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	$ 1,345
Change in Cash	(110)
Ending Cash Balance	$ 1,235

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		February 1, 2004 to February 29, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ 910,327
Federal
Payroll taxes withheld	155,097	2,290	02/02/04
		85,168	02/04/04
		18,925	02/11/04
Employer payroll tax contributions incurred	73,025	100,436	02/13/04
		20,041	02/25/04
Total Federal Taxes (1)	$ 228,122	$ 226,860
State and Local
Amount of payroll taxes withheld
Alabama SIT	3,700	3,411	02/17/04
Arizona SIT	81	81	02/18/04
California SIT	789	1,774	02/18/04
Connecticut	269	269	02/25/04
Georgia SIT	13,051	11,428	02/17/04
Massachusetts SIT	686	785	02/11/04
Minnesota SIT	866	973	02/25/04
Michigan SIT	1,146	1,214	02/16/04
New Jersey SIT	251	-
New York SIT	957	1,071	02/04/04
North Carolina SIT	1,708	1,699	02/28/04
Oregon SIT	934	926	02/25/04
Pennsylvania SIT	532	535	02/18/04
South Carolina SIT	1,470	1,436	02/25/04
Utah SIT	738	768	02/16/04
Virginia SIT	818	688	02/18/04
Wisconsin SIT	136	250	02/19/04
Lancaster PA	134	-

Total Payroll taxes	28,266	27,308
Amount of employer payroll tax contributions incurred
Alabama SUTA	1,007	-
Arizona SUTA	1	-
California SUTA	1,855	-
Connecticut SUTA	421	-
Florida SUTA	2,406	-
Georgia SUTA	4,548	-
Massachusetts SUTA	210	-
Minnesota SUTA	122	-
Michigan SUTA	1,013	-
New Jersey SUTA	384	-
New York SUTA	690	-
North Carolina SUTA	181	-
Oregon SUTA	265	-
Pennsylvania SUTA	339	-
South Carolina SUTA	660	-
Tennessee SUTA	523	-
Texas SUTA	848	-
Utah SUTA	79	-
Virginia SUTA	349	-
Wisconsin SUTA	22	-

Total Employer payroll tax contributions	15,923	-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		February 1, 2004 to February 29, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred		Amount Paid	Date of Payment
(continued)
Gross taxable sales	6,893,842
Sales & Use taxes collected
Alabama City/County (Foley, Chambers Co.)	6,321	6,321	02/20/04
Alabama Sales	32,757	32,757	02/20/04
Alabama Use	51	51	02/20/04
Alatax (Bessemer, Boaz, Valley, Marshall Co)	11,570	11,570	02/20/04
Baldwin County Alabama	8,047	8,047	02/20/04
California	35,219	35,219	02/24/04
Florida	69,773	69,773	02/20/04
Georgia	79,083	79,083	02/20/04
Massachusetts	6,669	6,669	02/20/04
Michigan	13,646	13,646	02/15/04
Minnesota	8,503	8,503	02/20/04
New Jersey	8,973	8,973	02/20/04
New York	24,913	24,913	02/25/04
North Carolina	9,974	9,974	02/10/04
North Carolina	10,978	10,978	02/25/04
Pennsylvania	6,985	6,985	02/20/04
South Carolina	15,269	15,269	02/20/04
Tennessee (P.Forge, Interstate Sales)	21,421	21,421	02/20/04
Texas	66,060	66,060	02/20/04
Utah	15,485	15,485	02/02/04
Virginia Interstate Sales	118	118	02/20/04
Virginia Williamsburg	15,452	15,452	02/20/04

Total Sales & Use taxes paid	467,267	467,267
Property taxes		4,672
Other taxes		2,262

Total State and Local (1)	511,456	501,509

Total Taxes	$ 739,578	$ 728,369

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager